UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 14, 2005
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                               GUIDANT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

                001-13388                             35-1931722
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         (Commission File Number)          (IRS Employer Identification No.)


           111 Monument Circle, Suite 2900
                 Indianapolis, Indiana                       46204
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       (Address of Principal Executive Offices)            (Zip Code)

                                 (317) 971-2004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

         On November 14, 2005, Johnson & Johnson, Guidant Corporation ("Guidant") and Shelby Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of Johnson & Johnson, entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger Agreement") amending and restating the Agreement and Plan of Merger, dated December 15, 2004 (the "Original Merger Agreement"), whereby Merger Sub will merge with and into Guidant (the "Merger"). In connection with the Amended Merger Agreement, on November 14, 2005, Johnson & Johnson and Guidant entered into a Settlement Agreement (the "Settlement Agreement").

         Amended Merger Agreement

         Pursuant to the Amended Merger Agreement, at the effective time of the Merger, each share of Guidant common stock (other than shares owned by Guidant, Johnson & Johnson and Merger Sub) will be converted into the right to receive a combination of (i) $33.25 in cash and (ii) 0.493 shares of Johnson & Johnson common stock.

         The Amended Merger Agreement generally provides, among other things, that any effects on Guidant's business relating to or arising from Guidant's previously announced product recalls or any related pending or future litigation, regulatory investigations or other developments will no longer provide a basis for not proceeding with the Merger.

         While the European Commission approved the Merger on August 25, 2005 and the Federal Trade Commission conditionally approved the Merger on November 2, 2005, consummation of the transaction remains subject to the approval of Guidant shareholders.

         The Amended Merger Agreement contains certain termination rights for both Johnson & Johnson and Guidant, and further provides that, upon termination of the Amended Merger Agreement under certain circumstances, (i) Guidant may be obligated to pay Johnson & Johnson a termination fee of $625 million and (ii) Johnson & Johnson may be obligated to pay Guidant a termination fee of $300 million.

         As previously disclosed, in February 2004, Cordis Corporation ("Cordis"), a Johnson & Johnson subsidiary, and Guidant entered into a strategic agreement to copromote Cordis' CYPHER(TM) Sirolimus-eluting Coronary Stent. Guidant also received an option to pursue a similar arrangement in Japan in the future. In addition, Guidant agreed to assist Cordis in the development of a CYPHER stent that utilizes Guidant's MULTI-LINK VISION(R) Stent Delivery System. Cordis and Guidant also entered into a license arrangement in April 2000, which has been subsequently amended, pursuant to which the parties provide each other access to certain of their respective technologies.

         A copy of the Amended Merger Agreement is attached hereto as Exhibit
2.1 and is incorporated herein by reference. The foregoing description of the Amended Merger Agreement is qualified in its entirety by reference to the full text of the Amended Merger Agreement.

         Settlement Agreement

         The Settlement Agreement provides that Johnson & Johnson and Guidant permanently settle and resolve any and all claims, disputes, issues or matters that exist between them relating to the matters contemplated by the Original Merger Agreement, or raised by the litigation filed by Guidant in connection with the Original Merger Agreement, and agree to dismiss such litigation with prejudice.

         A copy of the Settlement Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of the Settlement Agreement.

         First Amendment to Rights Agreement

         Guidant also entered into the First Amendment (the "First Amendment"), effective as of November 14, 2005, to its Rights Agreement, dated as of December 15, 2004 (the "Rights Agreement"), with EquiServe Trust Company, N.A. as rights agent. The sole purpose of the First Amendment is to clarify that all references to the Original Merger Agreement in the Rights Agreement also refer to the Amended Merger Agreement. A copy of the First Amendment is attached hereto as
Exhibit 4.1 and is incorporated herein by reference.

         In connection with the proposed merger between Guidant Corporation and Johnson & Johnson, Guidant and Johnson & Johnson will file with the SEC a post-effective amendment to their prospectus/proxy statement. This material is not a substitute for the revised prospectus/proxy statement. Investors are urged to read the revised prospectus/proxy statement which will contain important information, including detailed risk factors, when it becomes available. The revised prospectus/proxy statement and other documents filed by Johnson & Johnson and Guidant with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attention: Investor Relations; or by directing a request when such a filing is made to Guidant Corporation, 111 Monument Circle, #2900, Indianapolis, IN 46204-5129, Attention: Investor Relations.

         Guidant Corporation, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Guidant and their ownership of Guidant stock is set forth in Guidant's recent filing on Form 10-K. Investors may obtain additional information regarding the interests of such participants by reading the revised prospectus/proxy statement when it becomes available.

Item 9.01    Financial Statements and Exhibits

         (d)

Exhibit No.    Description
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   2.1         Amended and Restated Agreement and Plan of Merger, dated as of
               November 14, 2005, among Johnson & Johnson, Shelby Merger Sub,
               Inc. and Guidant Corporation

   4.1 First Amendment, effective as of November 14, 2005, to the Rights Agreement, dated as of December 15, 2004, between Guidant Corporation and EquiServe Trust Company, N.A.

   10.1 Settlement Agreement, dated as of November 14, 2005, by and between Johnson & Johnson and Guidant Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GUIDANT CORPORATION


Dated: November 18, 2005                  By: /s/ Keith E. Brauer
                                              ---------------------
                                          Name:  Keith E. Brauer
                                          Title: Vice President, Finance and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   2.1 Amended and Restated Agreement and Plan of Merger, dated as of November 14, 2005, among Johnson & Johnson, Shelby Merger Sub, Inc. and Guidant Corporation

   4.1 First Amendment, effective as of November 14, 2005, to the Rights Agreement, dated as of December 15, 2004, between Guidant Corporation and EquiServe Trust Company, N.A.

   10.1 Settlement Agreement, dated as of November 14, 2005, by and between Johnson & Johnson and Guidant Corporation